Exhibit 10.58

August XX, 2020

[DATE], 2020
[NAME]
[TITLE]
Laureate Education, Inc.
650 S. Exeter Street
Baltimore, MD

Dear [NAME]:
Reference is hereby made to the letter agreement, dated May 6, 2020 (the “Letter Agreement”), between you and Laureate Education, Inc. (the “Company”) regarding your [•]% temporary voluntary salary reduction.
The last sentence of the first paragraph of the Letter Agreement is hereby amended in its entirety to read as follows:
Your annual salary rate will automatically revert to your Current Salary on November 13, 2020, without the need for you or the Company to take any further action to reflect this change.
Except as expressly provided herein, the terms and provisions of the Letter Agreement shall remain in full force and effect.
As confirmation of acceptance of this amendment to the Letter Agreement extending the Temporary Reduction in Salary, please sign in the space provided below and return an executed copy to me.

Sincerely,
Laureate Education, Inc.

By:
    Timothy Grace
    Chief Human Resources Officer

ACCEPTED AND AGREED:

Signature:                                 Date:             , 2020
[NAME]